                                  SCHEDULE 14A
                                 (Rule 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. )

Filed by the Registrant |X|       Filed by a Party other than the Registrant |_|

Check the appropriate box:
|_| Preliminary Proxy Statement     |_| Confidential, for Use of the, Commission
                                        Only (as permitted by Rule 14a-6(e)(2))
|X|  Definitive Proxy Statement
|_| Definitive Additional Materials
|_| Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              Glen Burnie Bancorp
                              -------------------
                (Name of Registrant as Specified in Its Charter)

                                      N/A
                                      ---
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     |X|  No fee required.

     |_| Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         (1)   Title of each class of securities to which transaction applies:

         (2)   Aggregate number of securities to which transaction applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         (4)   Proposed maximum aggregate value of transaction:

         (5)   Total fee paid:

         |_|   Fee paid previously with preliminary materials.

         |_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)    Amount Previously Paid:

         (2)    Form, Schedule or Registration Statement No.:

         (3)    Filing Party:

         (4)    Date Filed:

                        [GLEN BURNIE BANCORP LETTERHEAD]




                                 April 10, 2001



Dear Fellow Stockholder:

         You are cordially invited to attend the 2001 Annual Meeting of Stockholders of Glen Burnie Bancorp (the "Company") to be held at La Fontaine Bleu, 7514 Ritchie Highway, Glen Burnie, Maryland on Thursday, May 10, 2001 at 2:00 p.m.

         The accompanying notice and proxy statement describe the formal business to be transacted at the meeting which includes the election of directors and authorization for the Board of Directors to select the Company's auditors for the 2001 fiscal year.

         Enclosed with this proxy statement are a proxy card and an Annual Report to Stockholders for the 2000 fiscal year. During the meeting, we will report on the operations of the Company's wholly-owned subsidiary, The Bank of Glen Burnie. Directors and officers of the Company as well as representatives of Trice Geary & Myers LLC, our independent auditors, will be present to respond to any questions the stockholders may have.

         ON BEHALF OF THE BOARD OF DIRECTORS, WE URGE YOU TO SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD AS SOON AS POSSIBLE EVEN IF YOU CURRENTLY PLAN TO ATTEND THE ANNUAL MEETING. This will not prevent you from voting in person but will assure that your vote is counted if you are unable to attend the meeting. Your vote is important, regardless of the number of shares you own. If you plan to attend the meeting, please check the box on the enclosed form of proxy.

                            Sincerely,



                            John E. Demyan            F. William Kuethe, Jr.
                            Chairman                  President and Chief
                                                      Executive Officer

--------------------------------------------------------------------------------
                               GLEN BURNIE BANCORP
                             101 Crain Highway, S.E.
                           Glen Burnie, Maryland 21061
                                 (410) 766-3300
--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           To Be Held on May 10, 2001
--------------------------------------------------------------------------------

          NOTICE IS HEREBY GIVEN that the 2001 Annual Meeting of Stockholders (the "Annual Meeting") of Glen Burnie Bancorp (the "Company") will be held at La Fontaine Bleu, 7514 Ritchie Highway, Glen Burnie, Maryland on Thursday, May 10, 2001 at 2:00 p.m., Eastern Time.

          A proxy statement and proxy card for the Annual Meeting accompany this notice.

          The Annual Meeting has been called for the following purposes:

          1. To elect four directors;

          2. To authorize the Board of Directors to select an outside auditing firm for the 2001 fiscal year; and

          3. To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

          Any action may be taken on any one of the foregoing proposals at the Annual Meeting on the date specified above or on any date or dates to which, by original or later adjournment, the Annual Meeting may be adjourned. Stockholders of record at the close of business on March 30, 2001 are the only stockholders entitled to notice of and to vote at the Annual Meeting and any adjournments thereof.

          You are requested to complete and sign the accompanying proxy card, which is solicited by the Board of Directors and to mail it promptly in the accompanying envelope. The proxy card will not be used if you attend and vote at the Annual Meeting in person.

                                        BY ORDER OF THE BOARD OF DIRECTORS



                                        Dorothy A. Abel
                                        SECRETARY

Glen Burnie, Maryland
April 10, 2001

--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE YOUR COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

                                 PROXY STATEMENT
                                       OF
                               GLEN BURNIE BANCORP
                             101 Crain Highway, S.E.
                           Glen Burnie, Maryland 21061

                         ANNUAL MEETING OF STOCKHOLDERS
                                  May 10, 2001


--------------------------------------------------------------------------------
                                     GENERAL
--------------------------------------------------------------------------------

         This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Glen Burnie Bancorp (the "Company") to be used at the 2001 Annual Meeting of Stockholders of the Company and any adjournments or postponements thereof (hereinafter called the "Annual Meeting") which will be held at La Fontaine Bleu, 7514 Ritchie Highway, Glen Burnie, Maryland on Thursday, May 10, 2001 at 2:00 p.m., Eastern Time. The accompanying Notice of Annual Meeting and form of proxy and this Proxy Statement are being first mailed to stockholders on or about April 10, 2001.


--------------------------------------------------------------------------------
                       VOTING AND REVOCABILITY OF PROXIES
--------------------------------------------------------------------------------

         Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. Where no instructions are given, proxies will be voted for the nominees named below and for the proposal to authorize the Board of Directors to select an auditing firm. The proxy confers discretionary authority on the persons named therein to vote with respect to the election of any person as a director where the nominee is unable to serve or for good cause will not serve, and with respect to matters incident to the conduct of the Annual Meeting. If any other business is presented at the Annual Meeting, proxies will be voted by those named therein in accordance with the determination of a majority of the Board of Directors. Proxies marked as abstentions will not be counted as votes cast. In addition, shares held in street name which have been designated by brokers on proxy cards as not voted will not be counted as votes cast. Proxies marked as abstentions or as broker no votes, however, will be treated as shares present for purposes of determining whether a quorum is present.

         Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by properly executed proxies will be voted at the Annual Meeting and all adjournments thereof. Proxies may be revoked by written notice to Dorothy A. Abel, the Secretary of the Company, at the address above or by the filing of a later dated proxy prior to a vote being taken on a particular proposal at the Annual Meeting. A proxy will not be voted if a stockholder attends the Annual Meeting and votes in person. The presence of a stockholder at the Annual Meeting will not revoke such stockholder's proxy.


--------------------------------------------------------------------------------
                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
--------------------------------------------------------------------------------

         The securities entitled to vote at the Annual Meeting consist of the Company's common stock, par value $1.00 per share (the "Common Stock"). Stockholders of record as of the close of business on March 30, 2001 (the "Record Date") are entitled to one vote for each share then held. At the Record Date, the Company had 1,102,049 shares of Common Stock issued and outstanding. The presence, in person or by proxy, of at least a majority of the total number of shares of Common Stock outstanding and entitled to vote will be necessary to constitute a quorum at the Annual Meeting. Persons and groups beneficially owning in excess of 5% of the Common Stock are required to file certain reports with respect to such ownership pursuant to the Securities Exchange Act of 1934

(the "Exchange Act"). The following table sets forth, as of the Record Date, certain information as to the Common Stock beneficially owned by all persons who were known to the Company to beneficially own more than 5% of the Common Stock outstanding at the Record Date.

                                                        Amount and Nature                    Percent of Shares
              Name and Address                           of Beneficial                        Of Common Stock
             of Beneficial Owner                          Ownership(1)                          Outstanding
             -------------------                        -----------------                    -----------------


John E. and Margarette Z. Demyan                              109,010 (2)                           9.89%
101 Crain Highway, S.E.
Glen Burnie, Maryland  21061

F. William and Beverly F. Kuethe, Jr.                          85,388 (3)                           7.75%
101 Crain Highway, S.E.
Glen Burnie, Maryland  21061

Eugene P. Nepa                                                108,842 (4)                           9.88%
13 First Street
Annapolis, Maryland   21401

Charles L. and Ruth G. Hein                                    61,022 (5)                           5.54%
101 Crain Highway, S.E.
Glen Burnie, Maryland  21061

-----------------------------

(1) Rounded to nearest whole share. For purposes of this table, a person is deemed to be the beneficial owner of any shares of Common Stock if he or she has or shares voting or investment power with respect to such Common
     Stock or has a right to acquire beneficial ownership at any time within 60 days from the Record Date. As used herein, "voting power" is the power to vote or direct the voting of shares and "investment power" is the power to dispose or direct the disposition of shares. Except as otherwise noted, ownership is direct, and the named individuals or group exercise sole voting and investment power over the shares of the Common Stock.

(2) Includes 103,938 shares held jointly, 150 shares held by Mr. Demyan individually, and 4,922 shares held by Mrs. Demyan individually. Each disclaims beneficial ownership to the shares owned individually by the other.

(3) Includes 29,831 shares held jointly, 16,485 shares held by Mr. Kuethe individually, and 23,999 shares held by Mrs. Kuethe individually. Each disclaims beneficial ownership to the shares owned individually by the other. Also includes 15,073 shares held by Mr. Kuethe jointly with others.

(4)  Includes 4,426 shares held  individually,  91,318 shares held by the Eugene
     P. Nepa Revocable  Trust,  and 13,098 shares held in Mr. Nepa's  Individual
     Retirement Account ("IRA").

(5)  Includes   8,451  shares  held   jointly,   81  shares  held  by  Mr.  Hein
     individually,  and 10,223  shares held by Mr. and Mrs.  Hein  jointly  with others.  Mrs.  Hein  disclaims  beneficial  ownership  to the shares  owned individually  by Mr. Hein.  Also  includes  20,932  shares held by Mr. Hein jointly  with  others and 21,335  shares  held by Mrs.  Hein  jointly  with others.


--------------------------------------------------------------------------------
                       PROPOSAL I -- ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

         The Board of Directors currently consists of 12 directors. Under the Company's Articles of Incorporation, directors are divided into three classes and elected for terms of three years each and until their successors are elected and qualified. The Board has nominated F. William Kuethe, Jr., William N. Scherer, Sr., Thomas Clocker, and Karen Thorwarth for election as directors to serve for terms of three years each and until their successors are elected and qualified. Under Maryland law, directors are elected by a plurality of all votes cast at a meeting at which a quorum is present.

         Unless contrary instruction is given, the persons named in the proxies solicited by the Board of Directors will vote each such proxy for the election of the named nominees. If any of the nominees is unable to serve, the shares represented by all properly executed proxies which have not been revoked will be voted for the election of such substitute as the Board of Directors may recommend or the Board of Directors may reduce the size of the Board to eliminate the vacancy. At this time, the Board does not anticipate that any nominee will be unavailable to serve.

         The following table sets forth, for each nominee and each continuing director, his or her name, age as of the Record Date, the year he or she first became a director of the Company, and the expiration of his or her current term. Each nominee and continuing director is also a member of the Board of Directors of The Bank of Glen Burnie (the "Bank") and GBB Properties, Inc. ("GBB Properties"). There are no known arrangements or understandings between any director or nominee for director of the Company and any other person pursuant to which such director or nominee has been selected as a director or nominee.

                                              Director        Current Term
             Name                  Age          Since           to Expire
             ----                  ---          -----           ---------

Board Nominees for Term to Expire in 2004

F. William Kuethe, Jr.             68           1995              2001
Thomas Clocker                     66           1995              2001
William N. Scherer, Sr.            77           1995              2001
Karen B. Thorwarth                 43           1995              2001

Directors Continuing in Office
John E. Demyan                     53           1995              2002
Theodore L. Bertier, Jr.           72           1997              2002
F. W. Kuethe, III                  41           1992              2002
Mary Lou Wilcox                    52           1997              2002
Charles L. Hein                    79           1997              2003
Alan E. Hahn                       65           1997              2003
Shirley E. Boyer                   64           1995              2003
John I. Young                      63           2000              2003

Presented below is certain information concerning the nominees and directors continuing in office. Unless otherwise stated, all directors and nominees have held the positions indicated for at least the past five years.

     F. William Kuethe, Jr. has served as President and Chief Executive Officer of the Company and the Bank since 1995. He also served as a director of the Bank from 1960 through 1989. He was formerly President of Glen Burnie Mutual Savings Bank from 1960 through 1995. Mr. Kuethe, a former licensed appraiser and real estate broker, has banking experience at all levels. F. William Kuethe, Jr. is the father of Frederick W. Kuethe, III.

     Thomas Clocker has been the owner/operator of Angel's Food Market in Pasadena, Maryland since 1960. He served on the Mid-Atlantic Food Association's board of directors for nine years and is a founding member of the Pasadena Business Association. Mr. Clocker is actively involved in the community as a supporter of local schools, athletic associations and scouting groups.

     William N. Scherer, Sr. has been a member of the local business community since 1952 when he owned and operated an accounting and tax business. After graduating from law school in 1962, he opened a law practice in Glen Burnie. He currently specializes in wills and estates. He has also operated Scherer's Market in Jessup, Maryland since 1960.

     Karen B. Thorwarth is a Certified Insurance Counselor and licensed agent. With 21 years of experience, she specializes in underwriting and marketing private pleasure yacht insurance. From 1979-1997, she was employed by Basil-Voges, Inc., an insurance agency in Annapolis, Maryland and she currently serves that company on a contractual basis.

     John E. Demyan has been Chairman of the Board of the Company, the Bank and GBB Properties since 1995. He previously served as a director of the Company and the Bank from 1990 through 1994. He completed the Maryland Banking School in 1994. He is the owner and manager of commercial and residential properties in northern Anne Arundel County, Maryland. Mr. Demyan is also a commercial multi-engine pilot and flight instructor. He is an active volunteer with Angel Flight Mid-Atlantic, an organization which provides free air transportation for medical treatments to individuals who have exhausted their resources as a result of their medical condition.

     Theodore L. Bertier, Jr.. retired as manager of the design and drafting department of Westinghouse Electric Corp. in 1993. He has more than 40 years of business and financial management experience. He served as a director of the Bank from 1970 through 1995. Mr. Bertier was a member of the Maryland General Assembly from 1962 to 1970 where he served as both a delegate and a senator.

     Frederick W. Kuethe, III has been a Vice President of the Company since 1995 and a director of the Bank since 1988. In addition to his active participation on the board, he also works in software design and systems integration at Northrop Grumman Corp. (formerly Westinghouse Electric Corporation). He is chairman of the Audit Committee and a graduate of the Maryland Banking School. Frederick W. Kuethe, III is the son of F. William Kuethe, Jr.

     Mary Lou Wilcox is a kindergarten teacher at Belle Grove Elementary School in Brooklyn Park, Maryland. She is an active member of the community and has served on the Glen Burnie Improvement Association's Carnival Banking Committee for over 20 years.

     Charles L. Hein is a Glen Burnie native. He has dedicated nearly 40 years to the Episcopal Church, serving as Pastor of the St. Thomas Episcopal Church in Towson, Maryland until his retirement in 1989. During his tenure, he served on the Vestry (the parish governing body) as President and is currently the Supply Clergyman at the Church of the Ascension in Scarboro, Maryland. He is also a purchaser and restorer of residential properties and mortgagee of residential properties in Baltimore County.

     Alan E. Hahn has 10 years of experience managing electronic data in the banking industry along with planning, administering and evaluating data systems. He served 20 years with the United States Air Force before retiring and continuing his work in information systems. He currently serves as Chairman of the Bank's Data Processing Committee. Mr. Hahn is the owner/manager of various residential properties in Anne Arundel County, Maryland.

     Shirley E. Boyer is the owner/manager of a large number of residential properties in Anne Arundel County, Maryland. She has 13 years experience in the local banking industry where she was give progressive responsibilities, holding positions from Teller to Assistant Branch Manager.

     John I. Young serves as Executive Vice President and Chief Operating Officer of the Bank, a position to which he was appointed in December 1999 after joining the Bank as Senior Vice President in March 1999. Prior to joining the Bank, he had been president of Young-Harris, Inc., a financial industry consulting company since 1980. He is a member of several banking professional organizations including the Independent Community Bankers Association and the Maryland Bankers Association and currently holds the position of President of the St. Andrew's Society of Baltimore.

Meetings and Committees of the Board of Directors

     The Board of Directors holds regular monthly meetings and special meetings as needed. During the year ended December 31, 2000, the Board of Directors met 12 times. No director attended fewer than 80% of the total number of meetings of the Board of Directors of the Company or the Bank held during 2000 and the total number of meetings held by all committees on which the director served during such year.

     The Bank's Audit Committee acts as the audit committee for the Company and currently consists of Directors Frederick W. Kuethe, III, William N. Scherer, Sr., Shirley E. Boyer, Karen B. Thorwarth and Alan E. Hahn. The Audit Committee monitors internal accounting controls, meets with the Bank's Internal Auditor to review internal audit findings, recommends independent auditors for appointment by the Board, and meets with the Company's independent auditors regarding these internal controls to assure full disclosure of the Company's financial condition. During the year ended December 31, 2000, the Audit Committee met 12 times.

     The Bank's Employee Compensation and Benefits Committee acts as the compensation committee for the Company and is composed of Directors Shirley E. Boyer, F. William Kuethe, Jr., John E. Demyan, Theodore L. Bertier, Jr., William
N. Scherer, Sr., John I. Young and Frederick W. Kuethe, III. The purpose of the Compensation Committee is to evaluate and ascertain the appropriateness of compensation levels pertaining to the officers of the Bank. This Committee met four times during 2000.

     The Company's full Board of Directors acts as a nominating committee for the annual selection of its nominees for election as directors. While the Board of Directors will consider nominees recommended by stockholders, it has not actively solicited recommendations from the Company's stockholders for nominees, nor established any procedures for this purpose. The Board of Directors held one meeting during 2001 in order to make nominations for directors.

Director Compensation

     Director's Fees. Currently, all directors are paid a fee of $800 for each combined regular or special meeting of the Company and the Bank attended, with fees paid for one excused absence. In addition to the foregoing director's fees, Mr. Demyan is compensated at the rate of $25,000 per annum for the additional responsibilities of serving as the Chairman of the Board. Directors (other than F. William Kuethe, Jr. and John I. Young who receive no fees for committee meetings) are paid an additional fee of $125 for each committee meeting attended with fees paid for up to two excused absences. The Chairman of the Board is paid $150 for each committee meeting attended.

     Executive and Director Deferred Compensation Plan. The Bank's Board of Directors has adopted The Bank of Glen Burnie Executive and Director Deferred Compensation Plan pursuant to which participating directors may elect to defer all or a portion of their fees on a pre-tax basis. Deferred fees are held in a trust account and invested as directed by the participant. Participants are fully vested in their accounts at all times and may elect to have their accounts paid out in a lump sum or in equal installments over a period of five, ten or fifteen years beginning on a date no earlier than three years after the initial deferral election. Upon a participant's death, any amounts remaining in their account will be paid to their beneficiaries.

--------------------------------------------------------------------------------
                       SECURITIES OWNERSHIP OF MANAGEMENT
--------------------------------------------------------------------------------

     The following table sets forth information with respect to the beneficial ownership of the shares of Common Stock as of the Record Date by (i) each executive officer of the Company named in the Summary Compensation Table included elsewhere in this Proxy Statement, (ii) each current director and each nominee for election as a director and (iii) all directors and executive officers of the Company as a group.

                                    Amount And Nature of         Percent of
      Name                        Beneficial Ownership (1)          Class
      ----                        ------------------------          -----

F. William Kuethe, Jr.                    85,388 (2)                7.75%
Thomas Clocker                             4,393 (3)                0.40%
William N. Scherer, Sr.                    5,783 (4)                0.52%
Karen B. Thorwarth                           814                    0.07%
John E. Demyan                           109,010 (5)                9.89%
Theodore L. Bertier, Jr.                  10,145 (6)                0.92%
F. W. Kuethe, III                         14,792 (7)                1.34%
Mary Lou Wilcox                              741                    0.07%
Charles L. Hein                           61,022 (8)                5.54%
Alan E. Hahn                               7,098 (9)                0.64%
Shirley E. Boyer                           7,503 (10)               0.68%
John I. Young                              1,010 (11)               0.09%
All  directors, nominees and
executive  officers  as a group
(14 persons)                             308,441                   27.99%
-----------------------------

(1)  Rounded  to  nearest  whole  share.   For  the  definition  of  "beneficial
     ownership," see footnote (1) to the table in the section  entitled  "Voting
     Securities  and  Principal   Holders   Thereof."  Unless  otherwise  noted,
     ownership is direct and the named individual has sole voting and investment power.

(2) See footnote (3) to the table in the section entitled "Voting Securities and Principal Holders Thereof".

(3)  Includes 3,559 shares as to which he shares voting and investment power.

(4)  Includes 5,352 shares as to which he shares voting and investment power.

(5) See footnote (2) to the table in the section entitled "Voting Securities and Principal Holders Thereof".

(6) Includes 396 shares as to which he shares voting and investment power and 1,000 shares beneficially owned by his spouse as to which he disclaims beneficial ownership.

(7) Includes 11,881 shares as to which he shares voting and investment power and 2,617 shares beneficially owned by his spouse as to which he disclaims beneficial ownership.

(8) See footnote (5) to the table in the section entitled "Voting Securities and Principal Holders Thereof".

(9) Includes 3,067 shares to which he shares voting and investment power and 3,802 shares held in his IRA.

(10) Includes 6,795 shares as to which she shares voting and investment power.

(11) Includes 905 shares as to which he shares voting and investment power.

--------------------------------------------------------------------------------
                             EXECUTIVE COMPENSATION
--------------------------------------------------------------------------------

         Summary Compensation Table. The following table sets forth information regarding the cash and noncash compensation awarded to or earned during the past three fiscal years by the Company's Chief Executive Officer and by each executive officer whose salary and bonus earned in fiscal year 2000 exceeded $100,000 for services rendered in all capacities to the Company and its subsidiaries.

                                                                      Annual Compensation
                                                              ------------------------------------

            Name and                                                              Other Annual            All Other
       Principal Position            Year         Salary         Bonus            Compensation           Compensation
       ------------------            ----         ------         -----            ------------           ------------

F. William Kuethe, Jr.               2000          $34,348        $12,000             $ --                 $ 9,047 (1)
  President and Chief                1999           80,000         12,000               --                  10,242
  Executive Officer                  1998           83,077          6,000               --                  13,503

                                     2000          $92,750         $7,000             $ --                 $ 7,000 (2)
John I. Young
Executive Vice President             1999           71,635          6,000               --                       0
and Chief Operating Officer           (3)

-----------------------------

(1) Mr. Kuethe's "Other Compensation" for 2000 consisted of $647 in paid insurance premiums and $8,400 in directors' fees.

(2) Mr. Young's "Other Compensation" for 2000 consisted of $7,000 in directors' fees.

(3)  Mr. Young was not employed with the bank until 1999.

Transactions with Management

     All currently outstanding loans to directors and executive officers were made in the ordinary course of business of the Bank and on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than the normal risk of collectibility or present other unfavorable features.


--------------------------------------------------------------------------------
                          REPORT OF THE AUDIT COMMITTEE
--------------------------------------------------------------------------------

     The Audit Committee has reviewed and discussed with management the annual audited financial statements of the Company and its subsidiaries.

     The Audit Committee has discussed with Trice Geary & Myers LLC, the independent auditors for the Company for 2000, the matters required to be discussed by Statement on Auditing Standards 61. The Audit Committee has received the written disclosures and the letter from the independent auditors required by Independent Standards Board Standard No. 1 and has discussed with the independent auditors the independent auditors' independence.

     Based on the foregoing review and discussions, the Audit Committee recommended to the Company's Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year 2000 for filing with the Securities and Exchange Commission.

     Each member of the Audit Committee, other than Frederick W. Kuethe, III, is independent, as independence is defined in Rule 4200(a)(15) of the listing standards of the National Association of Securities Dealers (NASD). Mr. Kuethe is the son of F. William Kuethe, Jr., the President and Chief Executive Officer of the Company, and as such would not be considered "independent" under such NASD Rule.

     The Board of Directors of the Company has adopted a written charter for the Audit Committee, which is attached to this Proxy Statement as Appendix A.

                                          THE AUDIT COMMITTEE
                                          Frederick W. Kuethe, III, Chairman
                                          Shirley E. Boyer
                                          Alan E. Hahn
                                          William N. Scherer, Sr.
                                          Karen B. Thorwarth


--------------------------------------------------------------------------------
            PROPOSAL II -- AUTHORIZATION FOR APPOINTMENT OF AUDITORS
--------------------------------------------------------------------------------

Selection of Auditors

     Trice Geary & Myers LLC, which was the Company's independent auditing firm for the 2000 fiscal year, is expected to be retained by the Board of Directors to be the Company's independent auditors for the 2001 fiscal year. A representative of Trice Geary & Myers LLC is expected to be present at the Annual Meeting to respond to appropriate questions from stockholders and will have the opportunity to make a statement if he or she so desires. The Board of Directors recommends a vote FOR the proposal to authorize the Board of Directors to select an outside auditing firm for the ensuing year.

Auditing Fees

     The aggregate fees and disbursements billed by Trice Geary & Myers LLC to the Company for the annual audit of the Company's financial statements and for the review of the Company's three Forms 10-Q for the fiscal year 2000 totaled $85,901.

Financial Information Systems Design and Implementation Fees

     During fiscal year 2000, Trice Geary & Myers LLC did not provide to the Company any services with respect to financial information systems design and implementation.

All Other Fees

     The aggregate fees and disbursements billed by Trice Geary & Myers LLC to the Company for all other non-audit services for fiscal year 2000 totaled $46,406. These non-audit services consisted primarily of tax-related and other services ($13,853) and multiple year benefit plan audits and regulatory audits ($25,053). The Audit Committee has considered whether the provision of these services are compatible with maintaining the independence of Trice Geary & Myers LLC.

--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------

     The Board of Directors is not aware of any business to come before the Annual Meeting other than those matters described above in this proxy statement and matters incident to the conduct of the Annual Meeting. However, if any other matters should properly come before the Annual Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the determination of a majority of the named proxies.


--------------------------------------------------------------------------------
             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
--------------------------------------------------------------------------------

     Pursuant to regulations promulgated under the Exchange Act, the Company's officers, directors and persons who own more than ten percent of the outstanding Common Stock ("Reporting Person") are required to file reports detailing their ownership and changes of ownership in such Common Stock, and to furnish the Company with copies of all such reports. Based on the Company's review of such reports which the Company received during the last fiscal year, or written representations from Reporting Persons that no annual report of change in beneficial ownership was required, the Company believes that, with respect to the last fiscal year, all persons subject to such reporting requirements have complied with the reporting requirements.

--------------------------------------------------------------------------------
                                  MISCELLANEOUS
--------------------------------------------------------------------------------

     The cost of soliciting proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation therefor.

     The Company's 2000 Annual Report to Stockholders, including financial statements, has been mailed to all stockholders of record as of the close of business on the Record Date with this Proxy Statement. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing to the Secretary of the Company. Such Annual Report is not to be treated as a part of the proxy solicitation material or as having been incorporated herein by reference. A copy of the Company's Form 10-K for the fiscal year ended December 31, 2000 as filed with the Securities and Exchange Commission will be furnished without charge to stockholders as of the Record Date upon written request to Chief Financial Officer, Glen Burnie Bancorp, 101 Crain Highway, S.E., Glen Burnie, Maryland 21061.


--------------------------------------------------------------------------------
                              STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

     Any stockholder desiring to present a proposal at the 2002 Annual Meeting of Stockholders and wishing to have that proposal included in the proxy statement for that meeting must submit the same in writing to the Secretary of the Company at 101 Crain Highway, S.E., Glen Burnie, Maryland 21061, in time to be received by December 11, 2001. The persons designated by the Company to vote proxies given by stockholders in connection with the Company's 2002 Annual Meeting of Stockholders will not exercise any discretionary voting authority granted in such proxies on any matter not disclosed in the Company's 2002 proxy statement with respect to which the Company has received written notice no later than February 24, 2002 that a stockholder (i) intends to present such matter at the 2002 Annual Meeting, and (ii) intends to and does distribute a proxy statement and proxy card to holders of such percentage of the shares of Common Stock required to approve the matter. If a stockholder fails to provide evidence that the necessary steps have been taken to complete a proxy solicitation on such matter, the Company may exercise its discretionary voting authority if it discloses in its 2002 proxy statement the nature of the proposal and how it intends to exercise its discretionary voting authority.


                                        BY ORDER OF THE BOARD OF DIRECTORS


                                        Dorothy A. Abel
                                        SECRETARY

Glen Burnie, Maryland
April 10, 2000

                                                                      APPENDIX A
                                                                      ----------

                               GLEN BURNIE BANCORP
                    AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
                                     CHARTER


PURPOSE

     The Audit Committee (the "Committee") assists the Board of Directors (the "Board") of Glen Burnie Bancorp (the "Company") in their responsibilities to oversee the independence of the independent auditor and evaluate the Company's financial reporting practices, accounting policies and internal control structure. The Audit Committee fulfills these responsibilities by carrying out the activities enumerated in this Charter.

COMPOSITION

     The Committee will be comprised of three or more directors as determined by the Board. The members of the Committee will meet the independence and experience requirements specified by applicable regulations of the Securities and Exchange Commission ("SEC") and relevant self-regulatory organizations. The members of the Committee will be appointed annually at the organizational meeting of the full Board held in May. The Board will select one Committee member to the Committee Chair, and may appoint one or more staff members and engage consultants to assist the Committee.

RESPONSIBILITY

     The Committee is a part of the Board. Its primary function is to assist the Board in fulfilling its oversight responsibilities with respect to (i) the annual financial information to be provided to shareholders and the SEC; (ii) the review of quarterly financial statements; (iii) the system of internal controls that management has established; and (iv) the internal audit, external audit and loan review processes. In addition, the Committee provides an avenue for communication between the internal auditor, the independent auditor, financial management and the Board.

     The Committee should have a clear understanding with the independent auditor that the independent auditor must maintain an open relationship with the Committee, and that the ultimate accountability of the independent auditor is to the Board and the Committee. The Committee will make regular reports to the Board concerning its activities.

     While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations and the Company's business conduct guidelines.

AUTHORITY

     Subject to prior approval of the Board, the Committee is granted authority to investigate any matter or activity involving financial accounting and financial reporting, as well as the internal controls of the Company. In that regard, the Committee will have the authority to approve the retention of external professionals to render advice and counsel in such matters. All employees will be directed to cooperate with respect thereto as requested by members of the Committee.

MEETINGS

     The Committee will meet monthly, or more frequently as circumstances dictate. The Committee may, at its discretion, meet in separate executive sessions with the chief financial officer, independent auditor and internal auditor.

ATTENDANCE

     Committee members will strive to be present at all meetings. As necessary or desirable, the Committee Chair may request that members of management and representatives of the independent auditor and internal auditor be present at Committee meetings.

SPECIFIC DUTIES

     To fulfill its responsibilities and duties the Audit Committee shall:

     (i) Review and reassess the adequacy of this charter annually and recommend any proposed changes to the Board for approval. This should be done in compliance with applicable regulatory Audit Committee requirements. The charter is to be published as an appendix to the Company's proxy statement every three years.

     (ii) Evaluate, select, and where appropriate, replace an independent auditor who is ultimately accountable to the Audit Committee and the Board as representatives of the Company's shareholders.

     (iii) Review the scope and general extent of the independent auditor's annual audit. The Committee's review should include an explanation from the independent auditor of the factors considered by the auditor in determining the audit scope, including the major risk factors. The independent auditor should confirm to the Committee that no limitations have been placed on the scope or nature of their audit procedures. The Committee will review annually with management the fee arrangement with the independent auditor.

     (iv) Review with management, the internal auditor and independent auditor, the Company's accounting and financial reporting controls.

     (v) Review  with  management,  the  internal  auditor  and the  independent
auditor  significant   accounting  and  reporting   principles,   practices  and
procedures applied by the Company in preparing its financial statements.

     (vi) Discuss with the independent auditor its judgments about the quality, not just the acceptability of the Company's accounting principles used in financial reporting.

     (vii) Review legal and regulatory matters that may significantly impact the financial affairs or operations of the Company.

     (viii) Inquire as to the independence of the independent auditor and obtain from the independent auditor, at least annually, a formal written statement delineating all relationships between the independent auditor and the Company as contemplated by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees.

     (ix) Review with financial management and the independent auditor the quarterly financial statements prior to the filing of the Company's Form 10-Q. The review will focus on the impact of significant events, transactions and changes in accounting estimates considered by the independent auditor in performing their review of the Company's interim financial statements. The Chair of the Committee may represent the entire committee for purpose of this review. At the completion of the annual audit, review with management, the Company's internal auditor and the independent auditor the following:

* The Company's annual financial statements and related footnotes and financial information to be included in the Company's annual report to shareholders and on annual report on Form 10- K.

* Results of the audit of the financial statements and the related report thereon and, if applicable, a report on changes during the year in accounting principles and their application.

* Any significant changes to the audit plan, any serious disputes or difficulties with management encountered during the audit, and the level of cooperation received by the independent auditor from Company personnel during the audit, including access to all requested records, data and information.

* Any disagreements between the independent auditor and management, which, if not satisfactorily resolved, would have caused the independent auditor to issue a nonstandard report on the Company's financial statements.

* Other communications as required to be communicated by the independent auditor by Statement of Auditing Standards (SAS) 61 as amended by SAS 90 relating to the conduct of the audit. Such communication should include a discussion of the independent auditor's judgment about the quality of the Company's accounting principles.

     If deemed appropriate after such review and discussion, recommend to the Board that the financial statements be included in the Company's annual report on Form 10-K.

     (x) Meet with management, the internal auditor and the independent auditor to discuss any relevant significant recommendations that the independent auditor may have, particularly those characterized as "reportable conditions". The Committee should review responses of management to the reportable conditions from the independent auditor and receive follow-up reports on action taken concerning the aforementioned recommendations.

     (xi) Review the scope of the annual internal audit and loan review plans.

     (xii) Evaluate the internal auditor's risk assessment of the Company's activities used in developing the annual audit plan.

     (xiii) Receive reports of major findings from the internal auditor and evaluate management's response in addressing the reported conditions.

     (xiv) Evaluate the performance of and, where appropriate, replace the internal auditor.

     The Committee shall have the power to conduct or authorize investigations into any matters within the Committee's scope of responsibilities. The Committee shall be empowered to retain independent counsel, accountants, or others to assist it in the conduct of any investigation.


                                                          Adopted March 22, 2001

|X| PLEASE MARK VOTES              REVOCABLE PROXY
    AS IN THIS EXAMPLE           GLEN BURNIE BANCORP
                         2001 ANNUAL MEETING OF STOCKHOLDERS

The undersigned hereby constitutes and appoints John E. Demyan, Frederick W. Kuethe, III, and John I Young, or a majority of them, with full powers of substitution, as attorneys-in-fact and agents for the undersigned, to vote all shares of Common Stock of Glen Burnie Bancorp which the undersigned is entitled to vote at the Annual Meeting of Stockholders, to be held at La Fontaine Bleu, 7514 Ritchie Highway, Glen Burnie, Maryland on Thursday, May 10, 2001 at 2:00 p.m., Eastern Time (the "Annual Meeting"), and at any and all adjournments thereof, as indicated below and as determined by a majority of the named proxies with respect to any other matters presented at the Annual Meeting.

                                                                                          VOTE               FOR
                                                                        FOR             WITHHELD            EXCEPT
                                                                        ---             --------            ------

1.  To elect as directors all nominees listed below:                    [ ]                [ ]               [ ]
    F. William Kuethe, Jr.
    William N. Scherer, Sr.
    Thomas Clocker
    Karen Thorwarth

INSTRUCTION:  TO WITHHOLD YOUR VOTE FOR ANY LISTED NOMINEE,  MARK THE FOR EXCEPT
BOX AND INSERT THAT NOMINEE'S NAME ON THE LINE PROVIDED BELOW.

--------------------------------------------------------------------------------

                                                                        FOR              AGAINST           ABSTAIN
                                                                        ---              -------           -------
2. To authorize the Board of Directors to select auditors for           [ ]                [ ]               [ ]
   the 2001 fiscal year

The Board of Directors recommends a vote "FOR" the above listed propositions.

IF YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE CHECK THIS BOX        [  ]

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE ABOVE NOMINEES AND FOR PROPOSAL 2. IF ANY OTHER BUSINESS IS PROPERLY PRESENTED AT THE ANNUAL MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN ACCORDANCE WITH THE DETERMINATION OF A MAJORITY OF THE NAMED PROXIES. THIS PROXY CONFERS DISCRETIONARY AUTHORITY ON THE HOLDERS THEREOF TO VOTE WITH RESPECT TO THE ELECTION OF ANY PERSON AS DIRECTOR WHERE THE NOMINEE IS UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE AND MATTERS INCIDENT TO THE CONDUCT OF THE ANNUAL MEETING.

Please be sure to sign and date this Proxy in the box below.

Date _________________

__________________________________            __________________________________
Stockholder sign above                        Co-holder (if any) sign above

               Detach above card, sign, date and mail in postage
                            paid envelope provided.

                               GLEN BURNIE BANCORP

Should the above signed be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The above signed hereby revokes any and all proxies heretofore given with respect to the shares of Common Stock held of record by the above signed. The above signed acknowledges receipt from the Company prior to the execution of this proxy of notice and a proxy statement and a 2000 Annual Report to stockholders for the annual meeting.

Please sign exactly as your name appears on the envelope in which this proxy was mailed. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

                               PLEASE ACT PROMPTLY
                     SIGN, DATE & MAIL YOUR PROXY CARD TODAY

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.


__________________________________

__________________________________

__________________________________